PROSPECTUS
_________, 2000


U.S. GOVERNMENT SECURITIES FUND
AGGREGATE BOND FUND
NATIONAL MUNICIPAL BOND FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.



                                                                   FIRSTAR FUNDS



                                FIRSTAR FUNDS
                                 __________, 2000



                                 TABLE OF CONTENTS

                                                                    Page
                                                                    ----
U.S. GOVERNMENT SECURITIES FUND....................................   1
AGGREGATE BOND FUND................................................   5
NATIONAL MUNICIPAL BOND FUND.......................................  10
TYPES OF INVESTMENT RISK...........................................  14
INVESTING WITH FIRSTAR FUNDS.......................................  21
     Share Classes Available.......................................  21
     Sales Charges and Waivers.....................................  22
     Purchasing Shares.............................................  27
     Redeeming Shares..............................................  30
     Exchanging Shares.............................................  32
     Additional Shareholder Services...............................  33
ADDITIONAL INFORMATION.............................................  35
     Dividends, Capital Gains Distributions and Taxes..............  35
     Management of the Funds.......................................  36
     Net Asset Value and Days of Operation.........................  38
APPENDIX...........................................................  39

     Financial Highlights..........................................  39
FOR MORE INFORMATION...............................................  52

------------------------------------------------------------------------------
Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.
------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK, N.A. AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

U.S. GOVERNMENT SECURITIES FUND

OBJECTIVE
The investment objective of the U.S. Government Securities Fund is to seek a high rate of current income that is consistent with relative stability of principal. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government and its agencies, including U.S. Treasury bonds, notes and bills, as well as in repurchase agreements backed by such obligations. The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored entities such as Ginnie Maes, Fannie Maes, and Freddie Macs. The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. Under normal conditions, however, the Adviser does not expect the Fund's average weighted maturity to exceed 10 years when adjusted for the expected average life of any mortgage-backed securities held by the Fund.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk
               -----------  ------------------     -------------   -----------
is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk
                                                 ------------------
that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk
                                                      -------------
that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


Certain securities in which the Fund invests pose additional risks. The Statement of Additional Statement (the "Additional Statement") describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension
                                 --------------     ---------------   ---------
risk is the risk that an issuer will exercise its right to pay principal on an
----
obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay
---------------
principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuers, and still others are supported by the issuer's own credit.

Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the agreement.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B, Y and Institutional Shares compare to those of a broad-based securities market index. The Fund will not begin investment operations until the closings of pending reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Mercantile U.S. Government Securities Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)

                              90             11.04
                              91             13.98
                              92              5.48
                              93              8.77
                              94             -2.74
                              95             14.95
                              96              3.01
                              97              6.37
                              98              6.43
                              99              0.69

The Fund's performance for the six-month period ended June 30, 2000 was 2.97%.

                 U.S. GOVERNMENT
                 SECURITIES FUND

BEST QUARTER:       Q 3    '91                  5.40%

WORST QUARTER:      Q 1    '94                 -2.60%

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
              (RETAIL A, RETAIL B, Y AND INSTITUTIONAL SHARES)<F1>
              ----------------------------------------------------

                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception date)
                     -------        -------        --------   ---------------


U.S. GOVERNMENT
  SECURITIES FUND
  Retail A Shares     -3.36%         5.32%          6.23%          6.53%
                                                               (June 2, 1988)

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT
  BOND INDEX           0.49%         6.93%          7.10%          7.55%
                                                               (May 31, 1988)

U.S. GOVERNMENT
  SECURITIES FUND
  Retail B Shares     -4.60%           --             --           4.01%
                                                             (May 11, 1995)<F2>

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT
  BOND INDEX          0.49%            --             --           6.24%
                                                              (April 30, 1995)

U.S. GOVERNMENT
  SECURITIES FUND
  Y Shares            0.77%          6.18%            --           5.42%
                                                               (June 7, 1994)

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT

  BOND INDEX          0.49%          6.93%            --           6.31%
                                                               (May 31, 1994)

U.S. GOVERNMENT
  SECURITIES FUND
  Institutional
  Shares              1.00%          6.50%            --           6.36%
                                                             (February 1, 1991)

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT BOND
  INDEX               0.49%          6.93%            --           6.78%
                                                             (January 31, 1991)

<F1> The U.S. Government Securities Fund's Retail A, Retail B, Y and
     Institutional Shares are the corresponding classes for the Predecessor Portfolio's Investor A, Investor B, Institutional and Trust Shares, respectively.

<F2> Date of initial public investment.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index, which tracks the performance of intermediate-term U.S. Government bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Securities Fund.

SHAREHOLDER FEES
(fees paid
directly from
your investment)     RETAIL A       RETAIL B          Y        INSTITUTIONAL
-----------------    --------       --------       --------    -------------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of
  offering price)     4.00%           None           None           None
Maximum Deferred
  Sales Charge (Load)
  (as a percentage of
  offering price)      None        5.00%<F1>         None           None
Maximum Sales Charge
  (Load) Imposed
  on Reinvested
  Dividends            None           None           None           None
Redemption Fees      None<F2>       None<F2>       None<F2>       None<F2>
Exchange Fees          None           None           None           None

ANNUAL FUND OPERATING
EXPENSES (expenses
that are deducted
from Fund assets)    RETAIL A       Retail B          Y        INSTITUTIONAL
----------------     --------       --------       --------    -------------

Management Fees       0.60%          0.60%          0.60%          0.60%
  Distribution and
  Service (12b-1)
  Fees                0.00%<F3>      0.75%          0.00%          0.00%
Other Expenses<F4>    0.48%          0.48%          0.48%          0.23%
                     -------        -------        -------        -------
Total Annual Fund
  Operating Expenses  1.08%          1.83%          1.08%          0.83%
Fee Waivers and
  Expense
  Reimbursements<F5> (0.10%)        (0.10%)        (0.10%)        (0.10%)
                     -------        -------        -------        -------
Net Annual Fund
  Operating
  Expenses<F5>        0.98%          1.73%          0.98%          0.73%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares, Retail B Shares and Y Shares.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.98%, 1.73%, 0.98% and 0.73% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years  10 Years
                                     --------  --------  --------  --------
U.S. Government Securities Fund -
  Retail A Shares                        $496      $720      $962    $1,656
U.S. Government Securities Fund -
  Retail B Shares
  Assuming complete redemption
    at end of period                      676       866     1,181     1,762
  Assuming no redemption                  176       566       981     1,762
U.S. Government Securities Fund -
  Y Shares                                100       333       586     1,308
U.S. Government Securities Fund -
  Institutional Shares                     75       255       451     1,016

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.


AGGREGATE BOND FUND

OBJECTIVE
The investment objective of the Aggregate Bond Fund is to provide an annual rate of total return, before fund expenses, comparable to the annual rate or total return of the Lehman Brothers Aggregate Bond Index. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. Government obligations. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. The Portfolio also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Portfolio invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

The Fund may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as S&P's or Moody's. Under normal market conditions, however, the Fund intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from less than one year to 30 years. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk
               -----------  ------------------     -------------   -----------
is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk
                                                 ------------------
that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk
                                                      -------------
that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and
                                                            --------------
prepayment risk.  Extension risk is the risk that an issuer will exercise its
---------------   --------------
right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise
                      ---------------
its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign debt securities are subject to foreign risks.
                                                                 -------------
Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's

Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B, Y and Institutional Shares compare to those of a broad-based securities market index. The Fund will not begin investment operations until the closings of pending reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Mercantile Government & Corporate Bond Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)

                              90              6.46
                              91             15.23
                              92              5.78
                              93              9.07
                              94             -2.92
                              95             16.73
                              96              1.83
                              97              8.03
                              98              8.68
                              99             -2.01

The Fund's performance for the six-month period ended June 30, 2000 was 3.91%.


                    AGGREGATE BOND FUND

BEST QUARTER:            Q 2    '95             5.60%

WORST QUARTER:           Q 1    '96            -2.79%


                  AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
             (RETAIL  A, RETAIL B, Y AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------

                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception date)
                     --------       --------       --------   ----------------
AGGREGATE BOND FUND
  Retail A Shares     -5.92%         5.61%          6.08%          6.47%
                                                               (June 15, 1988)

LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%         7.73%          7.70%          8.34%
                                                               (May 31, 1988)

AGGREGATE BOND FUND
  Retail B Shares     -7.28%           --             --           5.05%
                                                             (March 7, 1995)<F2>

LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%           --             --           7.04%
                                                            (February 28, 1995)
AGGREGATE BOND FUND
  Y Shares            -2.06%         6.47%            --           4.86%
                                                             (January 3, 1994)

LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%         7.73%            --           5.88%
                                                            (December 31, 1993)
AGGREGATE BOND FUND
  Institutional
  Shares              -1.77%         6.78%            --           6.72%
                                                             (February 1, 1991)

LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%         7.73%            --           7.48%
                                                             (January 31, 1991)

<F1> The Aggregate Bond Fund's Retail A, Retail B, Y and Institutional Shares
     are the corresponding classes for the Predecessor Portfolio's Investor A, Investor B, Institutional and Trust Shares.

<F2> Date of initial public investment.

The Lehman Brothers Aggregate Bond Index is a widely-recognized unmanaged index made up of Lehman Brothers' Government/Corporate Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggregate Bond Fund.

SHAREHOLDER FEES
(fees paid directly
from your
investment)          RETAIL A       RETAIL B          Y        INSTITUTIONAL
                     --------       --------       --------    -------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)       4.00%           None           None           None
Maximum Deferred
Sales Charge (Load)

(as a percentage
of offering price)     None        5.00%<F1>        None           None
Maximum Sales Charge
(Load) Imposed
on Reinvested
Dividends              None        None             None           None
Redemption Fees        None<F2>    None<F2>         None<F2>       None<F2>
Exchange Fees          None        None             None           None

ANNUAL FUND OPERATING
EXPENSES(expenses that
are deducted from
Fund assets)         RETAIL A       RETAIL B          Y        INSTITUTIONAL
                     --------       --------       --------    --------------
Management Fees       0.50%          0.50%          0.50%          0.50%
Distribution
and Service
(12b-1) Fees          0.00%<F3>      0.75%          0.00%          0.00%
Other Expenses<F4>    0.49%          0.49%          0.49%          0.24%
Total Annual Fund
Operating Expenses    0.99%          1.74%          0.99%          0.74%
Fee Waivers
and Expense
Reimbursements<F5>   (0.06%)        (0.06%)        (0.06%)        (0.06%)
Net Annual
Fund Operating
Expenses<F5>          0.93%          1.68%          0.93%          0.68%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares, Retail B Shares and Y Shares.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93%, 1.68%, 0.93% and 0.68%, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years  10 Years
                                      -------  --------  --------  --------
Aggregate Bond Fund - Retail A Shares    $491      $695      $915    $1,549
Aggregate Bond Fund - Retail B Shares
Assuming complete redemption
  at end of period                        671       840     1,134     1,656
Assuming no redemption                    176       540       934     1,656
Aggregate Bond Fund - Y Shares             95       307       537     1,197
Aggregate Bond Fund -
  Institutional Shares                     69       228       401       902

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.


NATIONAL MUNICIPAL BOND FUND

OBJECTIVE
The investment objective of the National Municipal Bond Fund is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal income tax. Municipal securities purchased by the Portfolio may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds and taxable obligations will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity. The Adviser also attempts to maintain a broad geographic diversification for the Fund, with emphasis on no particular state.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as S&P's or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates. The Fund's average weighted maturity generally will be 10 years or less.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate
                                                   -----------  -------------
risk and tax risk.  Credit risk is the risk that an issuer of fixed-income
----     --------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income
------------------
securities will decline in value.  Tax risk is the risk that the Fund may be
                                   --------
more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund is also subject to extension risk and prepayment risk.  Extension risk
                            --------------     ---------------   --------------
is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will
                             ---------------
exercise its rights to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates.
These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B and Institutional Shares compare to those of a broad-based securities market index. The Fund will not begin investment operations until the closings of pending reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Mercantile National Municipal Bond Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of Funds" for more information.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(RETAIL A SHARES)

                              97              9.94
                              98              5.94
                              99             -4.33


The Fund's performance for the six-month period ended June 30, 2000 was 5.03%.

                         NATIONAL MUNICIPAL BOND FUND

BEST QUARTER:            Q 3    '97             3.72%

WORST QUARTER:           Q 2    '99            -2.76%


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
               (RETAIL A, RETAIL B AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------

                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception date)
                     --------       --------       --------   ---------------
NATIONAL MUNICIPAL
  BOND FUND
  Retail A Shares     -8.12%           --             --           2.31%
                                                            (November 18, 1996)

  Retail B Shares     -9.95%           --             --           1.94%
                                                            (November 18, 1996)

  Institutional

  Shares              -4.41%          ---            ---           3.81%
                                                            (November 18, 1996)

LEHMAN BROTHERS
  MUNICIPAL
  Bond Index-10 Year  -1.25%          ---            ---           4.53%
                                                            (November 30, 1996)

<F1> The National Municipal Bond Fund's Retail A, Retail B and Institutional
     Shares are the corresponding classes for the Predecessor Portfolio's Investor A, Investor B and Trust Shares.

The Lehman Brothers Municipal Bond Index-10 Year is a widely-recognized unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the National Municipal Bond Fund.

SHAREHOLDER FEES
  (fees paid directly
  from your
  investment)          RETAIL A       RETAIL B           Y        INSTITUTIONAL
--------------------   --------       --------       --------     -------------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of
  offering price)        4.00%          None           None           None
Maximum Deferred Sales
  Charge (Load) (as a
  percentage of
  offering price)        None         5.00%<F1>        None           None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends   None           None           None           None
Redemption Fees        None<F2>       None<F2>       None<F2>       None<F2>
Exchange Fees            None           None           None           None

ANNUAL FUND
  OPERATING EXPENSES
  (expenses that are
  deducted from
  Fund assets)          RETAIL A       RETAIL B           Y       INSTITUTIONAL
---------------------   --------       --------       --------    -------------
Management Fees           0.55%          0.55%          0.55%         0.55%
Distribution and
  Service (12b-1) Fees    0.00%<F3>      0.75%          0.00%         0.00%
Other Expenses<F4>        0.46%          0.46%          0.46%         0.21%
Total Annual
  Fund Operating
  Expenses<F5>            1.01%          1.76%          1.01%         0.76%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B, and Y Shares.
<F5> The Fund's Total Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years  10 Years
                                     --------  --------  --------  --------
National Municipal Bond Fund -
  Retail A Shares                        $499      $709      $936    $1,587
National Municipal Bond Fund -
  Retail B Shares
Assuming complete redemption
  at end of period                        679       854     1,154     1,693
Assuming no redemption                    179       554       954     1,693
National Municipal Bond Fund -
  Y Shares                                103       322       558     1,236
National Municipal Bond Fund -
  Institutional Shares                     78       243       422       942

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.


TYPES OF INVESTMENT RISK

The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

--------------------------------------------------------------------------------
Complete Investment Program - All Funds
--------------------------------------------------------------------------------
An investment in a single Fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk - All Funds
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

--------------------------------------------------------------------------------
Derivatives Risk - All Funds
--------------------------------------------------------------------------------
The Funds may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in structured securities and other derivative instruments which may be leveraged.
A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the taxable bond funds in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

--------------------------------------------------------------------------------
Extension Risk -  All Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

--------------------------------------------------------------------------------
Interest Rate Risk - All Funds
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
Liquidity Risk - All Funds
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

--------------------------------------------------------------------------------
Management Risk - All Funds
--------------------------------------------------------------------------------
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk - All Funds
--------------------------------------------------------------------------------
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

--------------------------------------------------------------------------------
Nonprincipal Strategy Risks - All Funds
--------------------------------------------------------------------------------
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

--------------------------------------------------------------------------------
Portfolio Turnover Risk - All Funds
--------------------------------------------------------------------------------
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

--------------------------------------------------------------------------------
Prepayment Risk - All Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates.
These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

--------------------------------------------------------------------------------
Valuation Risk - All Funds
--------------------------------------------------------------------------------
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

ADDITIONAL RISKS WHICH APPLY TO INVESTMENTS IN CERTAIN OF THE FUNDS

--------------------------------------------------------------------------------
Foreign Risks -Taxable Bond Funds
--------------------------------------------------------------------------------
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

--------------------------------------------------------------------------------
Tax Risk - National Municipal Bond Fund
--------------------------------------------------------------------------------
This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

--------------------------------------------------------------------------------
Temporary Investment Risk - Aggregate Bond Fund and National Municipal Bond Fund
--------------------------------------------------------------------------------
Each Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. When a Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.

--------------------------------------------------------------------------------
Securities Lending- Taxable Bond Funds
--------------------------------------------------------------------------------
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Government Obligations - Taxable Bond Funds

--------------------------------------------------------------------------------
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

--------------------------------------------------------------------------------
Mortgage-Backed and Asset-Backed Securities - Taxable Bond Funds
--------------------------------------------------------------------------------
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws.
Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

--------------------------------------------------------------------------------
Municipal Securities - National Municipal Bond Fund
--------------------------------------------------------------------------------
The Fund may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of the Fund to achieve its investment objective is dependent upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. Although the Fund may invest 25% or more of its net assets in (i) municipal securities whose issuers are in the same state,
(ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, the Fund does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that the Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements - All Funds
--------------------------------------------------------------------------------
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) and each Fund other than the National Municipal Bond Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

--------------------------------------------------------------------------------
Options - Taxable Bond Funds
--------------------------------------------------------------------------------
The Taxable Bond Funds may invest in options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The U.S. Government Securities Fund and the Aggregate Bond Fund may purchase put and call options in an amount not to exceed 10% of each Fund's net assets.

The Funds will engage in unlisted over-the-counter options only with broker-
dealers deemed creditworthy by the Adviser.   Closing transactions in certain
options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the assets subject to covered options written by the U.S. Government Securities Fund and the Aggregate Bond Fund will not exceed 25% of the value of each Fund's net assets. In order to close out an option position, a Fund may enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

--------------------------------------------------------------------------------
Futures Contracts and Related Options - Taxable Bond Funds
--------------------------------------------------------------------------------
The Taxable Bond Funds may invest in future contracts and related options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

INVESTING WITH FIRSTAR FUNDS

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

Firstar Funds, Inc. (the "Firstar Funds" or the "Company") offer four classes of Shares in the Funds; Retail A, Retail B, Y and Institutional.

RETAIL A SHARES
- Initial sales charge of 4.00%
- No deferred sales charge
- Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
- Available to any investor who does not qualify to purchase Institutional or Y Shares

RETAIL B SHARES
- No initial sales charge
- Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
- Converts to Retail A shares after six years
- Available to any investor who does not qualify to purchase Institutional or Y shares

Y SHARES
- No sales charge
- Available for:
     - All Shareholders who will be exchanged into Y Shares in or about November 2000 in connection with the Firstar Reorganization and who have continuously maintained an account with the Company; and
     - Financial institutions, such as banks, trust companies and thrift institutions, that are purchasing shares on behalf of discretionary and non-discretionary accounts for which they do not receive account level asset-based management fees.

INSTITUTIONAL SHARES
- No sales charge
- Available for:
     - Trust, agency or custodial accounts opened through Firstar Bank, N.A.;
     - Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the SAI;
     - All clients of Firstar Investment Research & Management Company, LLC "FIRMCO"; and
     - Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.


A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in

Fund shares.

SALES CHARGES AND WAIVERS

INITIAL SALES CHARGES - FOR RETAIL A SHARES:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:

                                                                Shareholder
                                                                Organization
                        Sales Charge        Sales Charge        Reallowance
Amount of                   as a           as Percentage            as a
Transaction at         Percentage of           of Net          Percentage of
Offering Price         Offering Price       Asset Value        Offering Price
---------------       ----------------    ----------------     --------------

Less than $50,000          4.00%               4.17%               3.75%
$50,000 to $99,000         3.50%               3.63%               3.25%
$100,000 to $249,999       3.00%               3.09%               2.75%
$250,000 to $499,999       2.50%               2.56%               2.25%
$500,000 to $999,999       2.00%               2.04%               1.75%
$1,000,000 and above       0.50%               0.50%               0.40%

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the Investment Company Act of 1940 (the "1940 Act").

REDUCING YOUR SALES CHARGES AND WAIVERS - RETAIL A SHARES

To qualify for a reduction of, or exception to, the sales charge you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.

WAIVERS - RETAIL A SHARES
You may purchase Retail A Shares without a sales charge if:

- you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds

- you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category

- you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity

- you purchase through certain external organizations that have entered into a service agreement with Firstar Funds or its affiliates

- you are part of an employer-sponsored qualified retirement plan administered by Firstar Funds with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999

- you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplacea. Check with your broker-dealer to see if you qualify for this waiver.

- you received shares of a Fund as part of the Firstar Reorganization and, prior to the reorganization, you qualified to purchase shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

REDUCING YOUR SALES CHARGES - RETAIL A SHARES
- Right of Accumulation - Equity, Balanced and Bond Fund shares of Firstar Funds and Retail A shares of any Firstar family of funds can be combined with new purchases for purposes of calculating reduced sales charges.

- Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Equity, Balanced or Bond Fund Retail A shares of Firstar Funds or Retail A shares of any Firstar family of funds. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

CONTINGENT DEFERRED SALES CHARGE - RETAIL B SHARES
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

Number of Years                    Contingent Deferred Sales Charge
Elapsed Since Purchase             (as % of dollar amount subject to the charge)
--------------------------------   ---------------------------------------------
Less than one                                       5.00%
At least one but less than two                      4.00%
At least two but less than three                    3.00%
At least three but less than four                   3.00%
At least four but less than five                    2.00%
At least five but less than six                     1.00%

At least six                                         None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

Shareholder organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES
Certain types of redemptions may also qualify for a waiver from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

- exchanges described under "Exchange of Shares"

- redemptions in connection with shares sold for certain retirement distributions or because of disability or death.

- redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance;"

- redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction;

- redemptions resulting from certain tax-free returns from IRAs of excess contribution; or

- you received shares of a Fund as part of the Firstar Reorganization and, prior to the reorganization, you qualified to redeem your shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

In addition to the foregoing waivers, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION  - RETAIL B SHARES
Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

REINSTATEMENT PRIVILEGE
If you sell shares of a Firstar Fund, or of any Firstar family of funds, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

SHAREHOLDER ORGANIZATIONS - RETAIL A SHARES, RETAIL B SHARES AND Y SHARES
The Funds have adopted a distribution and service plan for the Retail A shares. The Funds also have adopted a service plan for the Retail A shares, under which the Funds may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Retail A shares.

Shareholder support services may include:

- assisting investors in processing purchase, exchange and redemption requests
- processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
- providing sub-accounting
- forwarding sales literature and advertising

The Funds have adopted a distribution and service plan for the Retail B shares. Under the distribution and service plan for the Retail B shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B shares for distribution services with respect to the Retail B shares. Also under the distribution and service plan for Retail B shares, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within National Association of Securities Dealers, Inc. ("NASD") Rules.

Distribution fees are regulated by Rule 12b-1 under the 1940 Act and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds also have adopted service plans for the Retail B Shares and Y Shares, respectively, under which a Fund may pay service fees for shareholder services (as listed above) to Retail B or Y shareholders. Under the service plans for the Retail B and Y Shares, shareholder organizations may be entitled to receive fees from the Funds at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Retail B shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations' to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

PURCHASING SHARES

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

MINIMUM INVESTMENTS

RETAIL A AND RETAIL B  SHARES
The minimum initial investment for Retail A and Retail B Shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

INSTITUTIONAL AND Y SHARES
There is no minimum initial or subsequent investment for Institutional or Y Shares of the Funds.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.

-------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
Through a     - Contact your Shareholder         - Contact your Shareholder
Shareholder     Organization                       Organization
Organization
-------------------------------------------------------------------------------
By Mail       - Complete an application and      - Make your check payable to
                mail it along with a check         Firstar Funds.  Please
                payable to                         include your sixteen-digit
                Firstar Funds                      account number on your check
                P.O. Box 3011                      and mail it to the address
                Milwaukee, WI  53201-3011.         at the left.
                For overnight delivery mail
                to:
                615 E. Michigan St.
                Milwaukee, WI 53202.
-------------------------------------------------------------------------------
Automatically - Call 1-800-677-FUND to obtain    - Complete a Periodic
(Retail A       a purchase application, which      Investment Plan Application
and B           includes information for a         to automatically purchase

Shares)         Periodic Investment Plan or        more shares.
                ConvertiFund/R Account.
                                                 - Open a ConvertiFund/R account
                                                   to automatically invest
                                                   proceeds from one account to
                                                   another account of the
                                                   Firstar family of funds.
-------------------------------------------------------------------------------
By Wire       - Call 1-800-677-FUND prior to     - Call 1-800-677-FUND prior to
                sending the wire in order to       sending the wire in order to
                obtain a confirmation number       obtain a confirmation number
                and to ensure prompt and           and to ensure prompt and
                accurate handling of funds.        accurate handling of funds.
                Ask your bank to transmit          Ask your bank to transmit
                immediately available funds by     immediately available funds
                wire in the amount of your         by wire as described at the
                purchase to:                       left. Please include your
                obtain a confirmation number       sixteen-digit account number.
                ABA # 0420-00013                   The Fund and its transfer
                Firstar Trust Department           agent are not responsible for
                Account # 112-952-137              the consequences of delays
                for further credit to [name of     resulting from the banking or
                Fund]                              Federal Reserve Wire system,
                [name /title on the account].      or from incomplete wiring
                The Fund and its transfer          instructions.
                agent are not responsible for
                the consequences of delays
                resulting from the banking or
                Federal Reserve Wire system,
                or from incomplete wiring
                instructions.
-------------------------------------------------------------------------------
Internet                                         - Use Firstar Funds Direct to
www.firstarfunds.com                               exchange from another Firstar
                                                   Fund account with the same
               - Not available                     registration including name,
                                                   address and taxpayer ID
                                                   number.
                                                 - Purchase additional shares
                                                   using an  electronic funds
                                                   transfer from your banking
                                                   institution for payment.
                                                 - Call 1-800-677-FUND to
                                                   authorize this service.
-------------------------------------------------------------------------------
By Telephone  - Call 1-800-677-FUND to           - Call 1-800-677-FUND to
Exchange        exchange from another Firstar      exchange from another Firstar
                Fund account with the same         Fund account with the same
                registration including name,       registration including name,
                address and taxpayer ID            address and taxpayer ID
                number.                            number.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional Information on Buying Shares
--------------------------------------------------------------------------------
- The Funds will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

--------------------------------------------------------------------------------
For Owners of Y and Institutional
--------------------------------------------------------------------------------
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEEMING SHARES

SELLING SHARES
Redemption requests for a Fund received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

-------------------------------------------------------------------------------
Through a       Contact your Shareholder Organization
Shareholder
Organization
-------------------------------------------------------------------------------
By Phone      - Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500).
                Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records.
                (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

-------------------------------------------------------------------------------
By Mail       - Mail your instructions to the Firstar Funds, P.O. Box 3011,
                Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as
                their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust
                company, a credit union, a savings association, a member
                firm of a national securities exchange or other eligible guarantor institution.
-------------------------------------------------------------------------------

Internet                Use Firstar Funds Direct to redeem up to $25,000.
www.firstarfunds.com    Call 1-800-677-FUND to authorize this service.
-------------------------------------------------------------------------------
Automatically - Call 1-800-677-FUND for a Systematic Withdrawal Plan
(Retail A       application ($5,000 account minimum and $50 minimum per
and B           transaction).
Shares)
-------------------------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

EXCHANGING SHARES

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund. Listed below are permitted exchanges between different share classes of the Funds:

     - Retail B Shares of a non-money market fund may be exchanged for Retail A Shares of a money market fund (except Retail B Shares are not exchangeable for any shares of the Institutional Money Market Fund).
     - Y Shares of a non-money market fund are exchangeable for Institutional Shares of a money market fund.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and Money Market Fund Shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.


Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Fund or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

- Exchanges are available only in states where exchanges may be legally made.

- The minimum amount which may be exchanged is $1,000.

- If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

- It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the Prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------
Shareholders using a touch-tonea telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

--------------------------------------------------------------------------------
Retirement Plans
--------------------------------------------------------------------------------
The Funds offer individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.


ADDITIONAL INFORMATION

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
--------------------------------------------------------------------------------

Dividends from net investment income of the Funds are declared and paid monthly. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to a shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be subject to income tax on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The National Municipal Bond Fund. It is expected that the National Municipal Bond Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short and long term capital gains.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the National Municipal Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the National Municipal Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Shares and the Shares are held by you for six months or less, any loss on the sale or exchange of the Shares will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------
FIRMCO, a Wisconsin Limited Liability Company (the "Adviser") and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

Fund                              Amount Before Waivers     Amount After Waivers
----                              ---------------------    ---------------------
U.S. Government Securities Fund           0.60%                    0.50%
Aggregate Bond Fund                       0.50%                    0.44%
National Municipal Bond Fund              0.55%                    0.55%

Prior to March 1, 2000, the Mercantile U.S. Government Securities Portfolio, the Mercantile Government & Corporate Bond Portfolio and the Mercantile National Municipal Bond Portfolio were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Mercantile Funds paid their former investment adviser, MVA, the following fees:

Fund                                                        Fee paid
----                                                        --------
Mercantile U.S. Government Securities Portfolio             0.45%

Mercantile Government & Corporate Bond Portfolio            0.45%

Mercantile National Municipal Bond Portfolio                0.55%

--------------------------------------------------------------------------------
Fund Managers
--------------------------------------------------------------------------------
David Bethke manages the U.S. Government Securities Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Bethke has managed the Predecessor Mercantile U.S. Government Securities Portfolio since it commenced operations in 1988.

Peter Merzian manages the National Municipal Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Predecessor Mercantile National Municipal Bond Portfolio since it commenced operations in 1996.

George Schupp and David Bethke co-manage the Aggregate Bond Fund. Mr. Schupp serves as FIRMCO's Director of Fixed Income Services. He has 24 years of investment management experience and has been with FIRMCO and its affiliates since 1983. Mr. Schupp has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 1998, and Mr. Bethke has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 2000.

--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC serves as the Administrator and receives fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION

The price of the Retail A, Retail B, Y and Institutional Shares (each, a "class") is based on net asset value per share, plus, in the case of Retail A Shares, a front-end sales charge, if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed.


APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights tables set forth on the following pages are based on the Predecessor Mercantile U.S. Government Securities, Predecessor Mercantile Government & Corporate Bond and Predecessor Mercantile National Municipal Bond Portfolios' financial history. The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolios, whose reports, along with each Fund's financial statements, are included in the Predecessor Mercantile Portfolios' Annual Report, and incorporated by reference into the Statement of Additional

Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Mercantile Portfolios' Semi-Annual Report, which is also incorporated by reference into the Additional Statement. Contact Firstar Mutual Fund Services, LLC for a free copy of the Annual and Semi-Annual Reports or Additional Statement.

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
(Retail A Shares)

                                            For the
                                          six months
                                            ended                           For the years ended November 30,
                                           May 31,                          --------------------------------
                                            2000
                                         (unaudited)       1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $10.34         $10.74         $10.62         $10.67         $10.85         $10.05
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.29           0.54           0.57           0.60           0.62           0.64
  Net realized and unrealized gains
     (losses) from investments               (0.21)         (0.40)          0.12          (0.07)         (0.15)          0.80
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.08           0.14           0.69           0.53           0.47           1.44
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.28)         (0.54)         (0.57)         (0.58)         (0.62)         (0.64)
  In excess of net realized gains               --             --             --             --          (0.03)            --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.28)         (0.54)         (0.57)         (0.58)         (0.65)         (0.64)
                                        ----------     ----------     ----------     ----------     ----------     ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.14         $10.34         $10.74         $10.62         $10.67         $10.85

-----------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)          0.75%<F3>      1.37%          6.66%          5.20%          4.57%         14.66%
Ratios/Supplementary Data:
Net Assets at end of period (000)           $3,779         $4,620         $4,664         $5,181         $7,153         $8,179
Ratio of expenses to average
  net assets                                  1.03%<F4>      0.98%          0.97%          0.97%          0.97%          0.97%
Ratio of net investment income
  to average net assets                       5.39%<F4>      5.15%          5.35%          5.56%          5.82%          6.05%
Ratio of expenses to average
  net assets<F1>                              1.14%<F4>      1.09%          1.07%          1.07%          1.07%          1.07%
Portfolio turnover<F2>                        4.38%         26.17%         54.57%        100.33%         53.76%         93.76%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
(Retail B Shares)

                                            For the
                                          six months
                                            ended                  For the years ended November 30,                 March 1,
                                                                   --------------------------------
                                           May 31,                                                                   1995 to
                                            2000                                                                  November 30,
                                          (unaudited)       1999           1998           1997           1996        1995<F3>
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $10.36         $10.74         $10.61         $10.66         $10.84         $10.34
------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.28           0.47<F6>       0.50<F6>       0.51           0.55           0.31
  Net realized and unrealized gains

     (losses) from investments               (0.24)         (0.38)          0.13          (0.05)         (0.15)          0.50
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.04           0.09           0.63           0.46           0.40           0.81
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.24)         (0.47)         (0.50)         (0.51)         (0.55)         (0.31)
  In excess of net realized gains               --             --             --             --          (0.03)            --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.24)         (0.47)         (0.50)         (0.51)         (0.58)         (0.31)
                                        ----------     ----------     ----------     ----------     ----------     ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.16         $10.36         $10.74         $10.61         $10.66         $10.84
-----------------------------------------------------------------------------------------------------------------------------
Total Return
  (excludes redemption charge)                0.40%<F7>      0.86%          6.02%          4.47%          3.85%         12.85%<F4>
Ratios/Supplementary Data:
Net Assets at end of period (000)           $  173         $  282         $  149         $  466         $  359         $   41
Ratio of expenses to average net assets       1.73%<F5>      1.68%          1.67%          1.67%          1.66%          1.68%<F5>
Ratio of net investment income to
  average net assets                          4.69%<F5>      4.47%          4.67%          4.84%          5.06%          5.37%<F5>
Ratio of expenses to average
  net assets<F1>                              1.84%<F5>      1.79%          1.77%          1.77%          1.76%          1.78%<F5>
Portfolio turnover<F2>                        4.38%         26.17%         54.57%        100.33%         53.76%         93.76%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Represents the total return for Investor A Shares from December 1, 1994 to
     February 28, 1995 plus the total return for Investor B Shares from March 1, 1995 to November 30, 1995.
<F5> Annualized.
<F6> Per share net investment income has been calculated using the daily average share method.
<F7> Not annualized.

-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND

(Y Shares)

                                            For the
                                          six months
                                            ended                           For the years ended November 30,
                                                                            --------------------------------
                                           May 31,
                                            2000
                                          (unaudited)       1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.31         $10.70         $10.58         $10.64         $10.82         $10.02
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.28           0.53           0.57           0.56           0.62           0.63
  Net realized and unrealized gains
     (losses) from investments               (0.21)         (0.38)          0.12          (0.04)         (0.15)          0.80
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.07           0.15           0.69           0.52           0.47           1.43
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.28)         (0.54)         (0.57)         (0.58)         (0.62)         (0.63)
  In excess of net realized gains               --             --             --             --          (0.03)            --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.28)         (0.54)         (0.57)         (0.58)         (0.65)         (0.63)
                                        ----------     ----------     ----------     ----------     ----------     ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.10         $10.31         $10.70         $10.58         $10.64         $10.82
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                  0.64%<F3>      1.45%          6.67%          5.10%          4.55%         14.69%
Ratios/Supplementary Data:
Net Assets at end of period (000)           $7,934         $8,584         $6,140         $7,049         $2,232           $667
Ratio of expenses to average net assets       1.03%<F4>      0.98%          0.97%          0.97%          0.96%          0.97%
Ratio of net investment income

  to average net assets                      5.39%<F4>       5.17%          5.34%          5.52%          5.75%          5.91%
Ratio of expenses to
  average net assets<F1>                     1.14%<F4>       1.09%          1.07%          1.07%          1.06%          1.07%
Portfolio turnover<F2>                       4.38%          26.17%         54.57%        100.33%         53.76%         93.76%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
(Institutional Shares)

                                            For the
                                          six months
                                             ended                           For the years ended November 30,
                                                                             --------------------------------
                                            May 31,
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.34         $10.74         $10.62         $10.67         $10.85         $10.05
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.31           0.58           0.60           0.61           0.66           0.67
  Net realized and unrealized gains
     (losses) from investments               (0.22)         (0.41)          0.12          (0.05)         (0.15)          0.80
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.09           0.17           0.72           0.56           0.51           1.47
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.29)         (0.57)         (0.60)         (0.61)         (0.66)         (0.67)
  In excess of net realized gains               --             --             --             --          (0.03)            --
                                        ----------     ----------     ----------     ----------     ----------     ----------

  Total Distributions                        (0.29)         (0.57)         (0.60)         (0.61)         (0.69)         (0.67)
                                        ----------     ----------     ----------     ----------     ----------     ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $ 10.14        $ 10.34        $ 10.74        $ 10.62        $ 10.67        $ 10.85
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                  0.90%<F3>      1.67%          6.98%          5.51%          4.88%         15.00%
Ratios/Supplementary Data:
Net Assets at end of period (000)          $51,696        $72,483        $93,683        $72,753        $60,079        $45,513
Ratio of expenses to average net assets       0.73%<F4>      0.68%          0.67%          0.67%          0.67%          0.67%
Ratio of net investment income
  to average net assets                       5.69%<F4>      5.45%          5.64%          5.84%          6.10%          6.36%
Ratio of expenses to average
  net assets<F1>                              1.14%<F4>      1.09%          1.07%          1.07%          0.77%          0.77%
Portfolio turnover<F2>                        4.38%         26.17%         54.57%        100.33%         53.76%         93.76%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
AGGREGATE BOND FUND
(Retail A Shares)

                                             For the
                                           six months
                                             ended                           For the years ended November 30,
                                                                             --------------------------------
                                            May 31,
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.84         $10.72         $10.35         $10.34         $10.53         $ 9.64

-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.28           0.57           0.57           0.56           0.64           0.61
  Net realized and unrealized gains
     (losses) from investments               (0.16)         (0.69)          0.37           0.01          (0.19)          0.89
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.12          (0.12)          0.94           0.57           0.45           1.50
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.28)         (0.56)         (0.57)         (0.56)         (0.64)         (0.61)
  Net realized gains                            --          (0.13)            --             --             --             --
  In excess of net realized gains               --          (0.07)            --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.28)         (0.76)         (0.57)         (0.56)         (0.64)         (0.61)
                                        ----------     ----------     ----------     ----------     ----------     ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 9.68         $ 9.84         $10.72         $10.35         $10.34         $10.53
-----------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)          1.26%<F3>     (1.13)%         9.31%          5.78%          4.51%         15.98%
Ratios/Supplementary Data:
Net Assets at end of period (000)           $3,096         $3,878         $4,927         $4,774         $4,915         $5,496
Ratio of expenses to average net assets       1.00%<F4>      0.97%          0.96%          0.95%          0.95%          0.95%
Ratio of net investment income
  to average net assets                       5.79%<F4>      5.54%          5.41%          5.46%          6.06%          6.03%
Ratio of expenses to average
  net assets<F1>                              1.11%<F4>      1.08%          1.06%          1.05%          1.05%          1.05%
Portfolio turnover<F2>                       17.60%         38.29%         91.14%        140.72%        149.20%         59.32%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
AGGREGATE BOND FUND
(Retail B Shares)

                                            For the
                                          six months
                                            ended                           For the years ended November 30,         March 1,
                                                                            --------------------------------
                                           May 31,                                                                    1995 to
                                            2000                                                                   November 30,
                                          (unaudited)       1999           1998           1997           1996        1995<F3>
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 9.86        $ 10.75         $10.37         $10.34         $10.53        $  9.92
-------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.24           0.49           0.50           0.49           0.57           0.38
  Net realized and unrealized gains
     (losses) from investments               (0.15)         (0.69)          0.38           0.03          (0.19)          0.61
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.09          (0.20)          0.88           0.52           0.38           0.99
Less Distributions
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Net investment income                      (0.25)         (0.49)         (0.50)         (0.49)         (0.57)         (0.38)
  Net realized gains                            --          (0.13)            --             --             --             --
  In excess of net realized gains               --          (0.07)            --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.25)         (0.69)         (0.50)         (0.49)         (0.57)         (0.38)
                                        ----------     ----------     ----------     ----------     ----------     ----------
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $ 9.70        $  9.86         $10.75         $10.37        $ 10.34        $ 10.53
-----------------------------------------------------------------------------------------------------------------------------
Total Return
  (excludes redemption charge)                0.91%<F6>     (1.90)%         8.65%          5.26%          3.79%         15.27%<F4>
Ratios/Supplementary Data:

Net assets at end of period (000)           $  653        $   712         $  662         $  545        $   511        $   106
Ratio of expenses to average net assets       1.70%<F5>      1.67%          1.66%          1.65%          1.65%          1.65%<F5>
Ratio of net investment income
  to average net assets                       5.09%<F5>      4.85%          4.70%          4.84%          5.37%          5.19%<F5>
Ratio of expenses to average
  net assets<F1>                              1.81%<F5>      1.78%          1.76%          1.75%          1.75%          1.75%<F5>
Portfolio turnover<F2>                       17.60%         38.29%         91.14%        140.72%        149.20%         59.32%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Represents total return for Investor A Shares from December 1, 1994 to
     February 28, 1995 plus the total return for Investor B Shares from March 1, 1995 to November 30, 1995.
<F5> Annualized.
<F6> Not annualized.

-------------------------------------------------------------------------------
AGGREGATE BOND FUND
(Y Shares)

                                             For the
                                           six months
                                             ended                           For the years ended November 30,
                                                                             --------------------------------
                                            May 31,
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.86         $10.74         $10.37         $10.34         $10.53         $ 9.64
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.27           0.56<F3>       0.57           0.56           0.64           0.61
  Net realized and unrealized gains
     (losses) from investments               (0.16)         (0.68)          0.37           0.03          (0.19)          0.89
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.11          (0.12)          0.94           0.59           0.45           1.50
                                        ----------     ----------     ----------     ----------     ----------     ----------

Less Distributions
  Net investment income                      (0.28)         (0.56)         (0.57)         (0.56)         (0.64)         (0.61)
  Net realized gains                            --          (0.13)            --             --             --             --
  In excess of net realized gains               --          (0.07)            --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.28)         (0.76)         (0.57)         (0.56)         (0.64)         (0.61)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $  9.69         $ 9.86        $ 10.74        $ 10.37        $ 10.34         $10.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                  1.17%<F4>     (1.12)%         9.30%          6.00%          4.51%         15.98%
Ratios/Supplementary Data:
Net Assets at end of period (000)          $11,087         $4,753        $20,835        $16,954        $14,875         $9,413
Ratio of expenses to average net assets       1.00%<F5>      0.97%          0.96%          0.95%          0.95%          0.95%
Ratio of net investment income
  to average net assets                       5.79%<F5>      5.49%          5.41%          5.55%          6.06%          6.01%
Ratio of expenses to average
  net assets<F1>                              1.11%<F5>      1.08%          1.06%          1.05%          1.05%          1.05%
Portfolio turnover<F2>                       17.60%         38.29%         91.14%        140.72%        149.20%         59.32%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Per share net investment income has been calculated using the daily average share method.
<F4> Not annualized.
<F5> Annualized.

-------------------------------------------------------------------------------

AGGREGATE BOND FUND
(Institutional Shares)

                                            For the
                                          six months
                                             ended                           For the years ended November 30,
                                            May 31,                          --------------------------------
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.86       $  10.74       $  10.37       $  10.34       $  10.53       $   9.64
--------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.30           0.60           0.60           0.59           0.67           0.64
  Net realized and unrealized gains
     (losses) from investments               (0.17)         (0.69)          0.37           0.03          (0.19)          0.89
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.13          (0.09)          0.97           0.62           0.48           1.53
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.30)         (0.59)         (0.60)         (0.59)         (0.67)         (0.64)
  Net realized gains                            --          (0.13)            --             --             --             --
  In excess of net realized gains               --          (0.07)            --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.30)         (0.79)         (0.60)         (0.59)         (0.67)         (0.64)
                                        ----------     ----------     ----------     ----------     ----------     ----------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   9.69       $   9.86       $  10.74       $  10.37       $  10.34       $  10.53
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                  1.31%<F3>     (0.83)%         9.63%          6.32%          4.82%         16.31%
Ratios & Supplementary Data:
Net Assets at end of period (000)         $112,682       $126,472       $178,868       $172,637       $141,440       $127,741
Ratio of expenses to average net assets       0.70%<F4>      0.67%          0.66%          0.65%          0.65%          0.65%
Ratio of net investment income
  to average net assets                       6.09%<F4>      5.84%          5.71%          5.85%          6.36%          6.32%
Ratio of expenses to average
  net assets<F1>                              1.11%<F4>      1.08%          1.06%          1.05%          0.75%          0.75%
Portfolio turnover<F2>                       17.60%         38.29%         91.14%        140.72%        149.20%         59.32%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------

NATIONAL MUNICIPAL BOND FUND
(Retail A Shares)

                                            For the
                                          six months
                                             ended            For the years ended November 30,        November 30,
                                            May 31,           --------------------------------           1996 to
                                             2000                                                     November 30,
                                          (unaudited)       1999           1998           1997         1996<F4>
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  9.43        $ 10.22         $10.27         $10.05         $10.00
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                       0.20           0.41           0.44           0.52           0.02
  Net realized and unrealized gains
  (losses) from investments                  (0.18)         (0.69)          0.30           0.22           0.05
                                        ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.02          (0.28)          0.74           0.74           0.07
                                        ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.21)         (0.40)         (0.44)         (0.52)         (0.02)
  In excess of net investment income            --          (0.01)            --             --             --
  Net realized gains                            --          (0.09)         (0.35)            --             --
  In excess of net realized gains               --          (0.01)            --             --             --
                                        ----------     ----------     ----------     ----------     ----------
  Total Distributions                         0.21          (0.51)         (0.79)         (0.52)         (0.02)
                                        ----------     ----------     ----------     ----------     ----------
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD            $  9.24        $  9.43         $10.22         $10.27         $10.05
----------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)          0.21%<F5>     (2.87)%<F3>     7.56%          7.61%          0.73%<F5>
Ratios/Supplementary Data:
Net Assets at end of period (000)          $ 1,438        $ 1,582         $1,162         $  717         $    1
Ratio of expenses to average net assets       0.98%<F6>      0.96%          0.85%          0.35%          0.37%<F6>
Ratio of net investment income
  to average net assets                       4.38%<F6>      4.14%          4.18%          4.71%          9.08%<F6>
Ratio of expenses to average
  net assets<F1>                              1.09%<F6>      1.16%          1.16%          1.17%          1.07%<F6>
Portfolio turnover<F2>                          --             --          18.30%         83.94%            --

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Incurred class specific gains.  The total return excluding this would have been (3.14)%.
<F4> Period from commencement of operations.
<F5> Not annualized.
<F6> Annualized.

-------------------------------------------------------------------------------

NATIONAL MUNICIPAL BOND FUND
(Retail B Shares)

                                            For the
                                           six months
                                             ended            For the years ended November 30,        November 30,
                                            May 31,           --------------------------------           1996 to
                                             2000                                                     November 30,
                                          (unaudited)       1999           1998           1997         1996<F3>
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 9.41         $10.24         $10.29         $10.05         $10.00
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                       0.16           0.33           0.36           0.44           0.02
  Net realized and unrealized gains
  (losses) from investments                  (0.17)         (0.72)          0.30           0.24           0.05
                                        ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities           (0.01)         (0.39)          0.66           0.68           0.07
                                        ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.17)         (0.33)         (0.36)         (0.44)         (0.02)
  In excess of net investment income            --          (0.01)            --             --             --
  Net realized gains                            --          (0.09)         (0.35)            --             --
  In excess of net realized gains               --          (0.01)            --             --             --
                                        ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.17)         (0.44)         (0.71)         (0.44)         (0.02)
                                        ----------     ----------     ----------     ----------     ----------
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD             $ 9.23         $ 9.41         $10.24         $10.29         $10.05
----------------------------------------------------------------------------------------------------------------
Total Return
  (excludes redemption charge)               (0.08)%<F4>    (4.03)%         6.69%          7.01%          0.70%<F4>
Ratios/Supplementary Data:
Net Assets at end of period (000)           $  629         $  747         $  503         $  408         $    1
Ratio of expenses to average net assets       1.78%<F5>      1.76%          1.56%          1.17%          1.10%<F5>
Ratio of  net investment income
  to average net assets                       3.58%<F5>      3.34%          3.51%          4.08%          8.35%<F5>
Ratio of expenses to average
  net assets<F1>                              1.89%<F5>      1.86%          1.86%          1.89%          1.80%<F5>
Portfolio turnover<F2>                          --             --         $18.30%         83.94%            --

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.

-------------------------------------------------------------------------------

NATIONAL MUNICIPAL BOND FUND
(Institutional Shares)

                                            For the
                                           six months
                                             ended            For the years ended November 30,        November 30,
                                            May 31,           --------------------------------           1996 to
                                             2000                                                     November 30,
                                          (unaudited)       1999           1998           1997         1996<F3>
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.41       $  10.23       $  10.28       $  10.05       $  10.00
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                       0.21           0.43           0.46           0.54           0.02
  Net realized and unrealized gains
  (losses) from investments                  (0.18)         (0.72)          0.30           0.23           0.05
                                        ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.03          (0.29)          0.76           0.77           0.07
                                        ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                      (0.22)         (0.42)         (0.46)         (0.54)         (0.02)
  In excess of net investment income            --          (0.01)            --             --             --
  Net realized gains                            --          (0.09)         (0.35)            --
  In excess of net realized gains               --          (0.01)            --             --             --
                                        ----------     ----------     ----------     ----------     ----------
  Total Distributions                        (0.22)         (0.53)         (0.81)         (0.54)         (0.02)
                                        ----------     ----------     ----------     ----------     ----------
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD           $   9.22       $   9.41       $  10.23       $  10.28       $  10.05
----------------------------------------------------------------------------------------------------------------
Total Return                                  0.31%<F4>     (2.97)%         7.76%          7.97%          0.74%<F4>
Ratios/Supplementary Data:
Net Assets at end of period (000)         $253,261       $326,840       $384,518       $366,889       $310,413
Ratio of expenses to average net assets       0.78%<F5>      0.76%          0.56%          0.14%          0.12%<F5>
Ratio of  net investment income
  to average net assets                       4.58%<F5>      4.33%          4.52%          5.38%          5.77%<F5>
Ratio of expenses to average
  net assets<F1>                              1.19%<F5>      1.16%          1.16%          1.17%          0.82%<F5>
Portfolio turnover<F2>                          --             --          18.30%         83.94%            --

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX-10 YEAR ARE TRADEMARKS OF LEHMAN BROTHERS. THE FUNDS, THEIR ADVISER AND THE CO-ADMINISTRATORS ARE NOT AFFILIATED IN ANY WAY WITH LEHMAN BROTHERS. INCLUSION OF A SECURITY IN THE BOND INDEX IN NO WAY IMPLIES AN OPINION BY LEHMAN BROTHERS AS TO ITS ATTRACTIVENESS OR APPROPRIATENESS AS AN INVESTMENT. LEHMAN BROTHERS' PUBLICATION OF THE BOND INDICES IS NOT MADE IN CONNECTION WITH ANY SALE OR OFFER FOR SALE OF SECURITIES OR ANY SOLICITATIONS OF ORDERS FOR THE PURCHASE OF SECURITIES.

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' performance and investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail - Firstar Funds
          615 East Michigan Street
          P.O. Box 3011
          Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
           --------------------------

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: - http://www.sec.gov
                              -------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov, or by sending your request and a
                    ------------------
duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.


The Fund's Investment Company Act File Number is 811-5380.